================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                           MERCURY GENERAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           California                     001-12257              95-221-1612
 -------------------------------        ------------         -------------------
 (State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

                             4484 Wilshire Boulevard
                          Los Angeles, California 90010
                    (Address of Principal Executive Offices)

                                   ----------

                                 (323) 937-1060
              (Registrant's telephone number, including area code)

                                   ----------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 425 under the Exchange
     Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

            On October 31, 2005, Mercury General Corporation issued a press release announcing its financial results for the third quarter ended October 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

            The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mercury General Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

                 99.1 Press Release, dated October 31, 2005, issued by Mercury General Corporation, furnished pursuant to
                         Item 2.02 of Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2005                            MERCURY GENERAL CORPORATION


                                                  By:   /s/ THEODORE STALICK
                                                        ------------------------
                                                  Name: Theodore Stalick
                                                  Its:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1. Press Release, dated October 31, 2005, issued by Mercury General Corporation.

                                       -4-